UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08295

New Providence Investment Trust

(Exact name of registrant as specified in charter)

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Address of principal executive offices)        (Zip code)

A. Vason Hamrick

116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802

(Name and address of agent for service)

Registrant's telephone number, including area code: 252-972-9922

Date of fiscal year end: May 31

Date of reporting period: May 31, 2007

Item 1. REPORTS TO STOCKHOLDERS.

Annual Report 2007

WISDOM FUND

May 31, 2007

INSTITUTIONAL CLASS SHARES

INVESTOR CLASS SHARES

CLASS B SHARES

CLASS C SHARES

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Wisdom Fund (the “Fund”). This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund’s distributor is a bank.

Distributor: Capital Investment Group, Inc., 116 S. Franklin Street, Rocky Mount, NC 27804, Phone 1-800-773-3863.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Wisdom Fund (“Fund”) and of the market in general and statements of the Fund’s plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

Investments in the Fund are subject to investment risks, including, without limitation, tracking risks (an investor in the Fund should not expect that the investment performance of the Fund will be able to track the investment performance of Berkshire Hathaway, Inc.), industry concentration risk and other risks as set forth in the Fund’s prospectus. More information about these risks and other risks can be found in the Fund’s prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting www.nottinghamco.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. A copy of the prospectus is available at www.nottinghamco.com or by calling Shareholder Services at 1-800-773-3863. The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about July 30, 2007.

For More Information on Your Wisdom Fund:

See Our Web site @ www.wisdomfund.com

or

Call Our Shareholder Services Group Toll-Free at 1-800-773-3863.

WISDOM FUND

Annual Report to Shareholders

June 1, 2007

HOW THE WISDOM FUND IS DIFFERENT

The Wisdom Fund utilizes the trading strategies employed by Berkshire Hathaway, Inc., managed by Warren Buffett and Charles Munger, by emulating Berkshire’s public and private holdings.

We look to buy companies that we understand well and when possible stocks that are trading at a substantial discount to our conservative estimate of intrinsic value. It never ceases to amaze us how few investment managers or investors actually adhere to this simple strategy.

The concept is simple, but the executions are not. Determining the intrinsic value of a company is very difficult and takes lots of patience and discipline.

Below you will find the performance results of the Wisdom Fund since inception. As always, whether performance results are strong or weak, we believe the longer the measuring period, the more meaningful the record.

Performance as of May 31, 2007
	One Year	Three Year	Five Year	Since 11/16/99 [1]	Since 2/16/99 [2]	Gross Expense Ratio	Net Expense Ratio [3]
Wisdom Fund
Institutional Class Shares	19.82%	9.12%	7.28%	N/A	6.72%	1.28%	1.28%
Investor Class Shares	12.75%	6.74%	5.75%	N/A	5.69%	1.53%	1.53%
Class B Shares	14.59%	7.16%	6.05%	6.00%	N/A	2.28%	2.28%
Class C Shares	18.66%	8.05%	6.24%	6.01%	N/A	2.28%	2.28%
S&P 500 Total Return Index	22.79%	13.03%	9.45%	2.66%	4.21%	N/A	N/A
Dow Jones Industrial Average	22.02%	10.18%	6.55%	2.96%	4.72%	N/A	N/A
Berkshire Hathaway, Inc. CL A	18.64%	7.15%	7.98%	8.52%	5.20%	N/A	N/A

Performance shown is for the period ended May 31, 2007. The performance information quoted above represents past performance, which is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. To obtain more current performance data regarding the Fund, including performance data current to the Fund’s most recent month-end, please call (800) 773-3863. Current performance may be lower or higher than the performance data quoted.

A maximum contingent deferred sales charge of 1% may be imposed on Class C Shares. A maximum contingent deferred sales charge of 4% may be imposed on Class B Shares. The performance data quoted above reflects the deduction of the sales charge. The prospectus contains this and other information about the Fund.

[1] Inception of Class B & C Shares

[2] Inception of Institutional and Investor Class Shares

[3] The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to reduce the amount of investment advisory fees to be paid to the Advisor by the Fund for certain months and to assume other expenses of the Fund. It is expected that the Expense Limitation Agreement will continue from year-to-year, provided such continuance is approved by the Board of Trustees of the Fund.

WISDOM FUND

Annual Report to Shareholders

The Fund has out-performed the Dow Jones Industrial Average and the Standard and Poor 500 Index since our inception in February of 1999. The Fund underperformed those indices for the last one and three-year period. The main reason for the recent under-performance is the high level of money market instruments held by the Fund. The indices hold no cash. We have held these short-term cash investments because Berkshire Hathaway holds these investments also.

Many of our Fund’s holdings can be described as “businesses whose values went up while their stock prices went down”. This would include such well-known names in the portfolio as Coca-Cola, Wal-Mart, Home Depot, Comcast, Washington Post, Anheuser-Busch, William Wrigley and White Mountains Insurance.

Many of the giants of American industry are selling at historically low valuations in today’s market based on their P/E ratios. There are several reasons for this. One reason that stands out is the capital flow out of the above portfolio companies and into companies in the more popular sectors of the market like energy, real estate, emerging market stocks and small cap stocks, etc.

We believe that this is a rare opportunity to acquire some great companies at very reasonable prices. The companies will continue to grow their earnings and it is our belief that investors will eventually come back to invest in them once again.

The Fund’s portfolio is comprised of companies with strong balance sheets and managements that are flexible enough to deal with both favorable and hostile business environments. While we can offer no prediction about where the market is headed, we are very optimistic about the long-term prospects for the companies in the fund.

We emulate the investment of Berkshire Hathaway, which invests with a multi-year investment horizon rather than focusing on the month or quarter ahead.

Analysis of Several Holdings in the Wisdom Fund

Coca-Cola (KO): Coca-Cola is the largest holding in the Fund and is the largest soft drink company and has a sizable fruit juice business. Its bottling interests include a 36% stake in Coca-Cola Enterprises (CCE).

We considered 2005 a transition year for the company and we expect the restructuring efforts that began to gain traction in 2006 to translate into improved operating performance for 2007 and beyond. KO's  longer-term financial objectives include a 3% to 4% annual volume growth, 6% to 8% operating income growth, and EPS growth in the high single digits.

In May, KO agreed to acquire Glaceau, a New York based beverage company best known for its VitaminWater products, for $4.1 billion. The proposed deal, pending necessary approvals, includes an option to buy Tata Tea's 30% stake in Glaceau in Q4 '07. We see the deal as providing KO with a solid growth brand in the non-carbonated drink category, where it has lagged its peers. This potential acquisition along with the potential purchase of FUZE Beverage will allow KO bottlers like CCE to enhance their portfolio of offerings with several new non-carbonated beverages, including energy drinks, teas, and waters. This should allow KO to begin closing the non-carbonated beverage gap with PepsiCo (PEP).

Gannett Co. (GCI): Gannett publishes 90 daily newspapers including USA Today in 38 states. They also publish 22 daily newspapers in the United Kingdom and own 23 US television forestations. The company's EPS growth was down slightly for the last 12 months. Political advertising and the Summer

WISDOM FUND

Annual Report to Shareholders

Olympics should give profits a boost in 2008. The dividend yield is 2.1% with a dividend raise likely in 2007.

American International Group (AIG): AIG is one of the worlds leading diversified insurance companies. 50% of its business is conducted in foreign countries, including a large presence in Japan. The foreign operations are providing rapid growth. EPS in the last 12 months soared 80%. We forecast EPS growth of 6% for the next 12 months as new management continues to make changes. AIG shares sell at a very reasonable 11.3 times forward EPS, compared to AIG's 10-year average P/E of 16.0 times.

General Electric (GE): GE is the largest and most diversified industrial company and is profiting from management's concentration on higher-margin higher-growth businesses. The locomotive and jet engine segments are especially strong. Their foreign business, including China, is also growing rapidly. They have just announced the sale of their plastic business for $11.6 billion. $8 billion will be used to buy back GE shares. GE reported EPS growth of 15% for the last 12 months. GE shares sell at a below average 16.1 times forward EPS which compares favorably to GE's 10-year average P/E of 20.5. The dividend yield is 3.0%.

Johnson and Johnson (JNJ): JNJ is the world's largest and most diversified health care company. Sales and earnings have slowed somewhat as a result of drug patent expirations .JNJ has acquired Pfizer's consumer products division and Conor Medsystems, a maker of drug-coated stents. We believe that JNJ will seek other acquisitions to bolster future growth. Earnings increased by 12% during the last 12 months and the shares sell at 15.7 times forward EPS.

United Parcel Service (UPS): UPS is the world's largest package delivery carrier. Management is investing heavily in new technology that will simplify and optimize package sorting and delivery. International revenues are accelerating in Europe and Asia. We believe that international growth will continue at a rapid pace, and that US growth will moderate. EPS increased 10% in the last 12 months and the shares sell at 16.6 times forward EPS.

UnitedHealth (UNH): UNH is a leading provider of health care products and services. UNH coordinates health care services for employers, facilitates services for Medicaid, and provides health care to seniors. UNH has established an enviable record of 25% steady growth during the past 10 years. EPS growth slowed to 22% during the past 12-month period and will likely slow to 17% during the next 12 months.

Wal-Mart Stores (WMT): We expect EPS for the world's largest retailer to increase 10-12% during the next 2 years. Grocery and drug sales are robust, and WMT's foreign operations are beginning to contribute to meaningful sales and earnings. WMT shares sell at 14.2 times forward EPS, well below the company's 10-year average of P/E of 22.9times. The dividend yield is 1.9%.

Nike, Inc. 'B' (NKE): NKE is the world's leading designer and seller of athletic footwear and apparel and produced flat EPS for the last 12 months. New products and aggressive marketing campaigns should bring a rebound in EPS growth to over 20% during the next 12 months. NKE shares recently split 2 for 1 and sell at 16.2 times forward earnings.

Wrigley (WWY): WWY is the world's largest maker of chewing gum. EPS growth is beginning to accelerate after lackluster growth in 2005 and 2006. New management is concentrating on promoting the Wrigley name and expanding products. WWY is also expanding in China where it is the number one seller of gum. WWY sells at 25.4 times forward EPS and has dividend yield of 2.0.

Recent Purchases and Sales in the Fund.

The Fund has increased its position in Wells Fargo (WFC). With everyone concerned about the potential of a housing bubble, and the inversion of the yield curve, it is interesting to see that Warren Buffett

WISDOM FUND

Annual Report to Shareholders

maintains his long-term perspective and finds value in the financial sector. Buffett added to his holding of WFC.

We mentioned UnitedHealth earlier in this report. Buffett bought this stock and we think that he wanted to take advantage of the depressed stock price during its stock options problems which resulted in the departure of its founder and CEO.

Buffett also bought a small position inIngersoll-Rand (IR) and the Fund did also. IR may have been affected by concerns about a decrease in housing construction since it manufactures various industrial goods including refrigeration equipment, construction equipment and security products to name a few.

Buffett did some selling of Sealed Air (SEE) this past 12 months and we sold the same stock after he did.

He also reduced the amount of his holdings in Comcast (CMCS), Pier One Imports (PIR) and H&R Block (HRB). We reduced those holdings accordingly.

The following are the major characteristics of Berkshire Hathaway, which our Fund follows as closely as possible:

•	Buying what’s out of favor rather than what’s popular,
•	Focusing on the intrinsic value of companies and buying when we believe there is a sufficient discount to intrinsic value,
•	Understanding that beating the market requires having a portfolio that looks quite different from the market and recognizing that truly great investment ideas are rare,
•	Investing heavily in our best ideas rather than hide behind the “safety” of closet indexing,
•	Focusing on avoiding permanent losses and on absolute returns, rather than focusing on relative returns and outperforming a benchmark,
•	Invest with a multi-year time horizon rather than focusing on the quarter ahead,
•	Not acting solely on the work of Wall Street analysts,
•	Not attempting to predict the direction of interest rates, the price of oil, the direction of the economy, etc...,
•

Casting a wide net, seeking undervalued securities across all industries, and types and sizes of companies, rather than accepting artificial “style-box” limitations on market capitalization or other criteria,

•	Making our own decisions and being willing to be held accountable for them rather than seeking safety in whatever everyone is buying or decision-making-by-committee,
•	Admitting all mistakes and seeking to learn from them, rather than taking credit for successes and attributing failures to bad luck,
•	Buying the same publicly traded securities that Berkshire buys and in the same percentages as soon as we learn of Berkshire’s purchases,
•	When Berkshire buys a privately-held company, purchasing the best publicly traded proxy (Mohawk Industries for Berkshire’s Shaw Industries for example),
•	Selling when Berkshire sells, which occurs infrequently,
•	And last, not limiting the types of securities we will buy, but just limiting what we will pay for them.

C. Douglas Davenport, J.D.

President of Atlanta Investment Counsel, LLC

Portfolio Manager of the Wisdom Fund

WISDOM FUND INSTITUTIONAL CLASS SHARES

Performance Update - $25,000 Investment (Unaudited)

For the period from February 16, 1999 (Date of Initial Public Investment) to May 31, 2007

Performance Returns for the periods ended May 31, 2007
Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio (1)
Institutional Class Shares	19.82%	7.28%	6.72%	1.28%
Cumulative Total Investment Returns	Since Inception*	Final Value of $25,000 Investment
Institutional Class Shares	71.53%	$42,882
S&P 500 Total Return Index	40.72%	$35,179
*The Fund’s inception date – February 16, 1999 (Date of Initial Public Investment).
	Wisdom Fund - Institutional Class Shares	S&P 500 Total Return Index
2/16/1999	25,000	25,000
5/31/1999	24,889	26,307
5/31/2000	25,295	29,063
5/31/2001	28,001	25,996
5/31/2002	30,181	24,019
5/31/2003	29,082	20,591
5/31/2004	33,005	24,365
5/31/2005	34,871	26,372
5/31/2006	35,788	28,649
5/31/2007	42,882	35,179

The graph assumes an initial $25,000 investment at February 16, 1999 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Wisdom Fund – Institutional Class Shares (the “Fund”) versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

(1) Gross Expense Ratio per most recent Prospectus, dated September 2006.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Fund Expenses (Unaudited)

Example - As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expense Example	Beginning Account Value December 1, 2006	Ending Account Value May 31, 2007	Expenses Paid During Period*
Actual	$1,000.00	$1,087.30	$8.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.25	$7.75

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 1.54%. The values under “Expenses Paid During Period” are equal to the annualized ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

WISDOM FUND INVESTOR CLASS SHARES

Performance Update - $10,000 Investment (Unaudited)

For the period from February 16, 1999 (Date of Initial Public Investment) to May 31, 2007

Performance Returns for the periods ended May 31, 2007
Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio (1)
Investor Class Shares – No Sales Load	19.63%	7.01%	6.45%	1.53%
Investor Class Shares – 5.75% Maximum Sales Load	12.75%	5.75%	5.69%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Investor Class Shares – No Sales Load	67.91%	$16,791
Investor Class Shares – 5.75% Maximum Sales Load	58.26%	$15,826
S&P 500 Total Return Index	40.72%	$14,072
*The Fund’s inception date – February 16, 1999(Date of Initial Public Investment).
Wisdom Fund - Investor Shares

	Wisdom Fund - Investor Class Shares	S&P 500 Total Return Index
2/16/1999	9,425	10,000
5/31/1999	9,370	10,523
5/31/2000	9,498	11,625
5/31/2001	10,487	10,399
5/31/2002	11,281	8,959
5/31/2003	10,832	8,236
5/31/2004	12,266	9,746
5/31/2005	12,924	10,549
5/31/2006	13,229	11,460
5/31/2007	15,826	14,072

The graph assumes an initial $10,000 investment ($9,425 after maximum sales load of 5.75%) at February 16, 1999 (Date of Initial Public Investment). All dividends and distributions are reinvested. This graph depicts the performance of the Wisdom Fund - Investor Class Shares (the “Fund”) versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

(1) Gross Expense Ratio per most recent Prospectus, dated September 2006.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Fund Expenses (Unaudited)

Example - As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments. Therefore, the last line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example	Beginning Account Value December 1, 2006	Ending Account Value May 31, 2007	Expenses Paid During Period*
Actual	$1,000.00	$1,086.80	$9.31
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.01	$9.00

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 1.79%. The values under “Expenses Paid During Period” are equal to the annualized ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

WISDOM FUND CLASS B SHARES

Performance Update - $10,000 Investment (Unaudited)

For the period from November 16, 1999 (Date of Initial Public Investment) to May 31, 2007

Performance Returns for the periods ended May 31, 2007
Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio (1)
Class B Shares – No Sales Charge	18.59%	6.21%	6.00%	2.28%
Class B Shares – Maximum Sales Charge	14.59%	6.05%	6.00%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Class B Shares – No Sales Load	55.16%	$15,516
S&P 500 Total Return Index	21.88%	$12,188
*The Fund’s inception date – November 16, 1999(Date of Initial Public Investment).

Wisdom Fund - Class B Shares

	Wisdom Fund - Class B Shares	S&P 500 Total Return Index
11/16/1999	10,000	10,000
5/31/2000	9,815	10,070
5/31/2001	10,757	9,007
5/31/2002	11,479	7,760
5/31/2003	10,950	7,134
5/31/2004	12,308	8,442
5/31/2005	12,869	9,137
5/31/2006	13,084	9,926
5/31/2007	15,516	12,188

The graph assumes an initial $10,000 investment at November 16, 1999 (Date of Initial Public Investment). The table above includes the maximum contingent deferred sales charge (“CDSC”) corresponding to the length of time that the investment as held as noted. The CDSC for the Class B Shares declines from 4% to 0% over seven years; and the Class B Shares are converted to Investor Class Shares of the Fund after eight years, without the imposition of any sales charges. All dividends and distributions are reinvested. This graph depicts the performance of the Wisdom Fund – Class B Shares (the “Fund”) versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally   managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

(1) Gross Expense Ratio per most recent Prospectus, dated September 2006.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Fund Expenses (Unaudited)

Example - As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments. Therefore, the last line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example	Beginning Account Value December 1, 2006	Ending Account Value May 31, 2007	Expenses Paid During Period*
Actual	$1,000.00	$1,081.80	$13.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.27	$12.74

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 2.54%. The values under “Expenses Paid During Period” are equal to the annualized ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

WISDOM FUND CLASS C SHARES

Performance Update - $10,000 Investment (Unaudited)

For the period from November 16, 1999 (Date of Initial Public Investment) to May 31, 2007

Performance Returns for the periods ended May 31, 2007
Average Annual Total Returns	One Year	Five Year	Since Inception*	Gross Expense Ratio (1)
Class C Shares – No Sales Charge	18.66%	6.24%	6.01%	2.28%
Cumulative Total Investment Returns	Since Inception*	Final Value of $10,000 Investment
Class C Shares – No Sales Charge	55.35%	$15,535
S&P 500 Total Return Index	21.88%	$12,188
*The Fund’s inception date – November 16, 1999(Date of Initial Public Investment).

Wisdom Fund - Class C Shares

	Wisdom Fund - Class C Shares	S&P 500 Total Return Index
11/16/1999	10,000	10,000
5/31/2000	9,814	10,070
5/31/2001	10,760	9,007
5/31/2002	11,480	7,760
5/31/2003	10,953	7,134
5/31/2004	12,316	8,442
5/31/2005	12,886	9,137
5/31/2006	13,092	9,926
5/31/2007	15,355	12,188

The graph assumes an initial $10,000 investment at November 16, 1999 (Date of Initial Public Investment). The deduction of the maximum contingent deferred sales charge (“CDSC”) is not reflected in the graph because the 1% CDSC for the Class C Shares is imposed on proceeds redeemed within 1 year of the purchase date. The CDSC may be waived or reduced under certain circumstances. All dividends and distributions are reinvested. This graph depicts the performance of the Wisdom Fund – Class C Shares (the “Fund”) versus the S&P 500 Total Return Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

(1) Gross Expense Ratio per most recent Prospectus, dated September 2006.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting www.nottinghamco.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.

Fund Expenses (Unaudited)

Example - As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments. Therefore, the last line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example	Beginning Account Value December 1, 2006	Ending Account Value May 31, 2007	Expenses Paid During Period*
Actual	$1,000.00	$1,082.10	$13.19
Hypothetical (5% annual return before expenses)	$1,000.00	$1,012.27	$12.74

* Actual expenses are based on expenses incurred in the most recent six-month period. The Fund’s annualized six-month expense ratio is 2.54%. The values under “Expenses Paid During Period” are equal to the annualized ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

WISDOM FUND

Schedule of Investments

As of May 31, 2007
		Shares	Market Value (Note 1)			Shares	Market Value (Note 1)

COMMON STOCKS - 97.04%				Foods - 3.35%
				µ	Cadbury Schweppes PLC	6,500	$ 366,340
Apparel - 1.31%					Dean Foods Company	2,000	65,520
	Nike, Inc. - Cl. B	7,200	$ 408,600		Sysco Corporation	8,666	287,018
					The Hershey Company	1,500	79,065
Banks - 7.46%					Wm. Wrigley Jr. Company	4,250	249,050
	M&T Bank Corporation	2,030	224,173				1,046,993
	Wells Fargo Company	58,444	2,109,244	Hand/Machine Tools - 0.74%
			2,333,417		Kennametal Inc.	3,000	230,760
Beverages - 13.06%
	Anheuser-Busch Companies Inc.	2,700	144,018	Health Care Products - 1.21%
µ	Cia de Bebidas das Americas	1,000	67,800		Johnson & Johnson	6,000	379,620
µ	Diageo PLC	3,000	256,170
µ	Fomento Economico			Health Care Services - 0.61%
	Mexicano SA de CV	6,000	239,040	*	Five Star Quality Care, Inc.	4	31
	Molson Coors Brewing Co.	1,100	100,727		UnitedHealth Group, Inc.	2,000	109,540
	PepsiCo Inc.	5,000	341,650	*	WellPoint, Inc.	1,000	81,410
	The Coca-Cola Company	55,430	2,937,236				190,981
			4,086,641	Insurance - Multiline - 2.81%
Building Materials - 1.84%					American International Group, Inc.	12,150	878,931
	American Standard
	Companies Inc.	6,190	370,038	Insurance - Property & Casualty - 15.76%
*	USG Corp	4,000	205,440	*	Markel Corporation	5,400	2,662,200
			575,478		Wesco Financial Corporation	386	166,366
Chemicals - 1.51%					White Mountains Insurance
	The Sherwin-Williams Company	6,970	471,451		Group Ltd.	3,500	2,102,625
							4,931,191
Commercial Services - 4.24%				Iron/Steel - 0.38%
	H&R Block Inc.	500	11,845	µ	POSCO	1,000	119,300
*	Iron Mountain Incorporated	4,275	117,520
	Moody's Corporation	13,410	934,006	Media - 5.89%
	Western Union Company	11,770	264,236	*	Comcast Corporation - Cl. A	9,250	253,542
			1,327,607	*	EchoStar Communications Corp.	2,000	92,120
Cosmetics & Personal Care - 6.56%					Gannett Co., Inc.	4,298	252,808
	The Procter & Gamble Company	32,295	2,052,347		The Washington Post
					Company - Cl. B	1,620	1,245,780
Diversified Financial Services - 8.67%							1,844,250
	American Express Company	41,750	2,712,915	Miscellaneous Manufacturer - 0.78%
					General Electric Company	2,000	75,160
Electric - 2.91%					Ingersoll-Rand Co. Ltd.	1,000	51,330
*	Allegheny Energy, Inc.	8,900	475,171		Tyco International Ltd.	3,500	116,760
	FPL Group, Inc.	6,800	434,724				243,250
			909,895

WISDOM FUND

Schedule of Investments

As of May 31, 2007
		Shares	Market Value (Note 1)			Market Value (Note 1)

COMMON STOCKS - (Continued)				Total Investments (Cost $22,410,103) - 99.94%		$ 31,268,961
				Other Assets less Liabilities - 0.06%		17,922
Oil & Gas - 3.05%
	Canadian Natural Resources Ltd.	6,000	$ 399,420	Net Assets - 100.00%		$ 31,286,883
	ConocoPhillips	2,164	167,559
µ	PetroChina Company Ltd.	3,000	387,720	*	Non-income producing investment.
			954,699	µ	American Depositary Receipt.
Pharmaceuticals - 0.69%
µ	Novartis AG	3,000	168,540	The following acronyms are used in this portfolio:
µ	Sanofi-Aventis	1,000	48,100
			216,640	PLC - Public Limited Company (British)
Pipelines - 0.64%				SA de CV - Convertible Securities (Mexican)
	Williams Partners LP	4,100	199,752
				Summary of Investments by Industry
Retail - 5.71%					% of Net Assets	Market Value
	Costco Wholesale Corporation	6,500	367,055	Industry
	Home Depot, Inc.	7,000	272,090	Apparel	1.31%	$ 408,600
	McDonald's Corporation	7,000	353,850	Banks	7.46%	2,333,417
	Pier 1 Imports, Inc.	1,000	7,530	Beverages	13.06%	4,086,641
*	Sonic Corp.	1,000	24,380	Building Materials	1.84%	575,478
	Wal-Mart Stores, Inc.	10,100	480,760	Chemicals	1.51%	471,451
	Yum! Brands, Inc.	4,150	281,038	Commercial Services	4.24%	1,327,607
			1,786,703	Cosmetics & Personal Care	6.56%	2,052,347
Textiles - 7.01%				Diversified Financial Services	8.67%	2,712,915
*	Mohawk Industries, Inc.	21,495	2,193,780	Electric	2.91%	909,895
				Exchange Traded Funds	0.73%	229,308
Transportation - 0.85%				Foods	3.35%	1,046,993
	Union Pacific Service Inc.	1,000	120,680	Hand/Machine Tools	0.74%	230,760
	United Parcel Service Inc. - Cl. B	2,000	143,940	Health Care Products	1.21%	379,620
			264,620	Health Care Services	0.61%	190,981
				Insurance - Multiline	2.81%	878,931
Total Common Stocks (Cost $21,481,850)			30,359,821	Insurance - Property & Casualty	15.76%	4,931,191
				Iron/Steel	0.38%	119,300
EXCHANGE TRADED FUNDS - 0.73%				Investment Company	2.17%	679,832
				Media	5.89%	1,844,250
*	CurrencyShares Japanese			Miscellaneous Manufacturer	0.78%	243,250
	Yen Trust	1,500	123,255	Oil & Gas	3.05%	954,699
	UltraShort QQQ ProShares	2,300	106,053	Pharmaceuticals	0.69%	216,640
				Pipelines	0.64%	199,752
Total Exchange Traded Funds (Cost $248,431)			229,308	Retail	5.71%	1,786,703
				Textiles	7.01%	2,193,780
INVESTMENT COMPANY - 2.17%				Transportation	0.85%	264,620
	Merrimac Cash Series Fund, 5.15%			Total	99.94%	$ 31,268,961
	(Cost $679,832)	679,832	679,832

See Notes to Financial Statements

WISDOM FUND

Statement of Assets and Liabilities

As of May 31, 2007

Assets:
Investments, at value (cost $22,410,103)	$31,268,961
Receivables:
Fund shares sold	29,983
Dividends	41,003
Prepaid expenses:
Fund accounting fees (note 2)	4,500
Compliance services fees (note 2)	683
Other expenses	13,250
Total assets	31,358,380

Liabilities:
Payables:
Fund shares repurchased	10,656
Accrued expenses	60,841
Total liabilities	71,497

Net Assets	$31,286,883

Net Assets Consist of:
Capital	$20,714,233
Undistributed net realized gain on investments	1,713,792
Net unrealized appreciation on investments	8,858,858

Total Net Assets	$31,286,883

Institutional Class Shares Outstanding, no par value (unlimited shares authorized)	345,197
Net Assets - Institutional Class Shares	$4,875,439
Net Asset Value, Maximum Offering Price and Redemption Price Per Share	$14.12

Investor Class Shares Outstanding, no par value (unlimited shares authorized)	490,613
Net Assets - Investor Class Shares	$6,837,149
Net Asset Value, Redemption Price Per Share	$13.94
Maximum Offering Price Per Share (Net Asset Value ÷ 0.9425)	$14.79

Class B Shares Outstanding, no par value (unlimited shares authorized)	915,044
Net Assets - Class B Shares	$12,153,618
Net Asset Value, Maximum Offering Price and Redemption Price Per Share (a)	$13.28

Class C Shares Outstanding, no par value (unlimited shares authorized)	555,467
Net Assets - Class C Shares	$7,420,677
Net Asset Value, Maximum Offering Price and Redemption Price Per Share (b)	$13.36

(a)	Contingent deferred sales charge for Class B Shares is imposed on proceeds redeemed within a six year period.
(b)	Contingent deferred sales charge for Class C Shares is imposed on proceeds redeemed within one year of the purchase date.

See Notes to Financial Statements

WISDOM FUND

Statement of Operations

For the fiscal year ended May 31, 2007

Investment Income:
Dividends	$545,244

Total Investment Income	545,244

Expenses:
Advisory fees (note 2)	158,823
Administration fees (note 2)	39,706
Transfer agent fees(note 2)	36,491
Fund accounting fees (note 2)	57,177
Compliance services fees(note 2)	7,750
Custody fees (note 2)	9,839
Registration and filing administration fees (note 2)	28,050
Distribution and service fees - Investor Class Shares (note 3)	19,469
Distribution and service fees - Class B Shares (note 3)	122,877
Distribution and service fees - Class C Shares (note 3)	71,584
Legal fees	27,695
Audit and tax preparation fees	10,500
Registration and filing expenses	45,845
Shareholder servicing expenses	9,456
Printing expenses	7,143
Trustee fees and meeting expenses	5,750
Securities pricing fees	5,328
Other operating expenses (note 2)	19,204

Total Expenses	682,687

Net Investment Loss	(137,443)

Realized and Unrealized Gain on Investments

Net realized gain from investment transactions	2,476,306
Change in unrealized appreciation on investments	3,066,193

Realized and Unrealized Gain on Investments	5,542,499

Net Increase in Net Assets Resulting from Operations	$5,405,056

See Notes to Financial Statements

WISDOM FUND

Statements of Changes in Net Assets

For the fiscal year ended May 31,	2007	2006

Operations:
Net investment (loss) income	$(137,443)	$166,169
Net realized gain from investment and foreign securities transactions	2,476,306	2,067,067
Change in unrealized appreciation on investments and
foreign currency translations	3,066,193	(1,358,157)
Net Increase in Net Assets Resulting from Operations	5,405,056	875,079

Distributions to Shareholders: (note 5)
Net investment income
Institutional Class Shares	-	(16,352)
Investor Class Shares	-	(52,684)
Class B Shares	-	(61,600)
Class C Shares	-	(36,656)
Net realized gain from investment transactions
Institutional Class Shares	(346,967)	(242,457)
Investor Class Shares	(541,871)	(719,597)
Class B Shares	(1,005,307)	(769,728)
Class C Shares	(563,120)	(515,445)
Decrease in Net Assets Resulting from Distributions	(2,457,265)	(2,414,519)

Capital Share Transactions: (note 6)
Institutional Class Shares
Shares sold	283,217	87,742
Reinvested dividends and distributions	343,498	256,342
Shares repurchased	(622,038)	(918,118)
Investor Class Shares
Shares sold	663,518	783,538
Reinvested dividends and distributions	482,053	719,184
Shares repurchased	(6,094,445)	(9,203,864)
Class B Shares
Shares sold	223,906	416,745
Reinvested dividends and distributions	962,137	806,990
Shares repurchased	(2,962,318)	(2,438,592)
Class C Shares
Shares sold	525,483	741,413
Reinvested dividends and distributions	546,216	527,201
Shares repurchased	(2,275,303)	(2,584,322)
Decrease from Capital Share Transactions	(7,924,076)	(10,805,741)

Net Decrease in Net Assets	(4,976,285)	(12,345,181)

Net Assets:
Beginning of Year	36,263,168	48,608,349
End of Year	$31,286,883	$36,263,168

Undistributed Net Investment Income	$-	$-

See Notes to Financial Statements

WISDOM FUND

Financial Highlights

For a share outstanding during	Institutional Class Shares
the fiscal year ended May 31,	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$ 12.74	$ 13.16	$ 12.62	$ 11.12	$ 11.54
Income (Loss) from Investment Operations
Net investment income (loss)	0.03	0.16 (c)	0.08	0.02	(0.03)
Net realized and unrealized gain (loss) on
investment and foreign currency translation	2.42	0.19	0.63	1.48	(0.39)
Total from Investment Operations	2.45	0.35	0.71	1.50	(0.42)
Less Distributions:
Dividends (from net investment income)	-	(0.05)	-	-	-
Distributions (from capital gains)	(1.07)	(0.72)	(0.17)	-	-
Total Distributions	(1.07)	(0.77)	(0.17)	-	-
Net Asset Value, End of Year	$ 14.12	$ 12.74	$ 13.16	$ 12.62	$ 11.12
Total return	19.82%	2.63%	5.65%	13.49%	(3.64)%
Net Assets, End of Year (in thousands)	$ 4,875	$ 4,386	$ 5,090	$ 4,811	$ 4,229
Average Net Assets for the Year (in thousands)	$ 4,531	$ 4,762	$ 4,953	$ 4,452	$ 3,862
Ratios of:
Gross Expenses to Average Net Assets (b)	1.48%	1.28%	1.23%	1.29%	1.67%
Net Expenses to Average Net Assets (b)	1.48%	1.28%	1.23%	1.29%	1.62%
Net Investment Income (Loss) to Average Net Assets	0.24%	1.05%	0.60%	0.14%	(0.25)%
Portfolio turnover rate	10.72%	19.03%	41.99%	20.41%	9.28%

For a share outstanding during	Investor Class Shares
the fiscal year ended May 31,	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$ 12.62	$ 13.07	$ 12.57	$ 11.10	$ 11.56
Income (Loss) from Investment Operations
Net investment income (loss)	0.00	0.15 (c)	0.05	(0.01)	(0.04)
Net realized and unrealized gain (loss) on
investment and foreign currency translation	2.39	0.17	0.62	1.48	(0.42)
Total from Investment Operations	2.39	0.32	0.67	1.47	(0.46)
Less Distributions:
Dividends (from net investment income)	-	(0.05)	-	-	-
Distributions (from capital gains)	(1.07)	(0.72)	(0.17)	-	-
Total Distributions	(1.07)	(0.77)	(0.17)	-	-
Net Asset Value, End of Year	$ 13.94	$ 12.62	$ 13.07	$ 12.57	$ 11.10
Total return (a)	19.54%	2.45%	5.36%	13.24%	(3.98)%
Net Assets, End of Year (in thousands)	$ 6,837	$ 11,061	$ 19,177	$ 19,789	$ 13,825
Average Net Assets for the Year (in thousands)	$ 7,787	$ 13,734	$ 20,625	$ 17,326	$ 8,861
Ratios of:
Gross Expenses to Average Net Assets (b)	1.73%	1.53%	1.48%	1.54%	1.91%
Net Expenses to Average Net Assets (b)	1.73%	1.53%	1.48%	1.54%	1.87%
Net Investment Income (Loss) to Average Net Assets	(0.01)%	0.81%	0.34%	(0.11)%	(0.53)%
Portfolio turnover rate	10.72%	19.03%	41.99%	20.41%	9.28%

(a)	Total return does not reflect payment of a sales charge.
(b)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).
(c)	No effect to net investment income due to reimbursement of $10,752 by Advisor for certain trade errors.

See Notes to Financial Statements

WISDOM FUND

Financial Highlights

For a share outstanding during	Class B Shares
the fiscal year ended May 31,	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$ 12.16	$ 12.72	$ 12.33	$ 10.97	$ 11.50
Income (Loss) from Investment Operations
Net investment (loss) income	(0.10)	0.00 (c)	(0.05)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on
investment and foreign currency translation	2.29	0.22	0.61	1.46	(0.43)
Total from Investment Operations	2.19	0.22	0.56	1.36	(0.53)
Less Distributions:
Dividends (from net investment income)	-	(0.06)	-	-	-
Distributions (from capital gains)	(1.07)	(0.72)	(0.17)	-	-
Total Distributions	(1.07)	(0.78)	(0.17)	-	-
Net Asset Value, End of Year	$ 13.28	$ 12.16	$ 12.72	$ 12.33	$ 10.97
Total return (a)	18.59%	1.66%	4.56%	12.40%	(4.61)%
Net Assets, End of Year (in thousands)	$ 12,154	$ 12,842	$ 14,660	$ 14,871	$ 12,796
Average Net Assets for the Year (in thousands)	$ 12,288	$ 13,845	$ 15,060	$ 14,097	$ 8,738
Ratios of:
Gross Expenses to Average Net Assets (b)	2.48%	2.28%	2.23%	2.29%	2.66%
Net Expenses to Average Net Assets (b)	2.48%	2.28%	2.23%	2.29%	2.62%
Net Investment (Loss) Income to Average Net Assets	(0.76)%	0.07%	(0.41)%	(0.86)%	(1.27)%
Portfolio turnover rate	10.72%	19.03%	41.99%	20.41%	9.28%

For a share outstanding during	Class C Shares
the fiscal year ended May 31,	2007	2006	2005	2004	2003

Net Asset Value, Beginning of Year	$ 12.22	$ 12.78	$ 12.38	$ 11.01	$ 11.54
Income (Loss) from Investment Operations
Net investment (loss) income	(0.10)	0.00 (c)	(0.05)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on
investment and foreign currency translation	2.31	0.21	0.62	1.46	(0.44)
Total from Investment Operations	2.21	0.21	0.57	1.37	(0.53)
Less Distributions:
Dividends (from net investment income)	-	(0.05)	-	-	-
Distributions (from capital gains)	(1.07)	(0.72)	(0.17)	-	-
Total Distributions	(1.07)	(0.77)	(0.17)	-	-
Net Asset Value, End of Year	$ 13.36	$ 12.22	$ 12.78	$ 12.38	$ 11.01
Total return (a)	18.66%	1.60%	4.63%	12.44%	(4.59)%
Net Assets, End of Year (in thousands)	$ 7,421	$ 7,975	$ 9,681	$ 8,682	$ 5,635
Average Net Assets for the Year (in thousands)	$ 7,158	$ 9,139	$ 9,212	$ 6,972	$ 3,560
Ratios of:
Gross Expenses to Average Net Assets (b)	2.48%	2.28%	2.23%	2.29%	2.66%
Net Expenses to Average Net Assets (b)	2.48%	2.28%	2.23%	2.29%	2.62%
Net Investment (Loss) Income to Average Net Assets	(0.76)%	0.07%	(0.39)%	(0.86)%	(1.27)%
Portfolio turnover rate	10.72%	19.03%	41.99%	20.41%	9.28%

(a)	Total return does not reflect payment of a sales charge.
(b)	The expense ratios listed reflect total expenses prior to any waivers and reimbursements (gross expense ratio)
and after any waivers and reimbursements (net expense ratio).
(c)	No effect to net investment income due to reimbursement of $10,752 by Advisor for certain trade errors.
See Notes to Financial Statements

WISDOM FUND

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Wisdom Fund (the “Fund”) is a series fund. The Fund is part of the New Providence Investment Trust (the “Trust”), which was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-ended management investment company. The Fund is classified as a “diversified” company as defined in the 1940 Act.

The Wisdom Fund commenced operations February 16, 1999. The investment objective of the Fund is to seek maximum total returns consisting of any combination of capital appreciation, realized and unrealized, and income under the constantly varying market conditions.

The Board of Trustees of the Trust (the “Trustees”) approved, on October 7, 1999, a plan to authorize two new classes of shares designated as Class B Shares and Class C Shares. On November 16, 1999, the Class B Shares and Class C Shares became effective. The Fund has an unlimited number of authorized shares, which are divided into four classes – Institutional Class Shares, Investor Class Shares, Class B Shares and Class C Shares.

Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in their sales charge structures and ongoing distribution and service fees. Income, expenses (other than distribution and service fees, which are not attributable to the Institutional Class Shares), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America in the investment company industry.

Investment Valuation

The Fund’s investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Fund’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Fund’s net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Fund’s normal pricing procedures. Investment companies are valued at net asset value. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Trust is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods approved annually by the Trustees.

Dividend Distributions

The Fund may declare and distribute dividends from net investment income (if any) quarterly. Distributions from capital gains (if any) are generally declared and distributed annually. The Fund may also make a supplemental distribution subsequent to the end of its fiscal year. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

(Continued)

WISDOM FUND

Notes to Financial Statements

Federal Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates

Advisor

The Fund pays a monthly advisory fee to Atlanta Investment Counsel, LLC (the “Advisor”) based upon the annual rate of 0.50% of the first $500 million of the Fund’s average daily net assets and 0.40% of all assets over $500 million.

The Advisor currently intends to voluntarily waive all or a portion of its fee and to reimburse expenses of the Fund to limit total Fund operating expenses to a maximum of 1.75% of the average daily net assets of the Fund’s Institutional Class Shares, Investor Class Shares, Class B Shares and Class C Shares, exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under a Rule 12b-1 Plan. There can be no assurances that the foregoing voluntary fee waivers or reimbursements will continue. The Fund may, at a later date, reimburse the Advisor for the management fees waived or limited, and/or other expenses assumed and paid by the Advisor pursuant to the Expense Limitation Agreement during any of the previous three (3) fiscal years provided that the Fund has reached a sufficient asset size to permitsuch reimbursement to be made without causing the total annual expense ratio of the Fund to exceed 1.75%, as stated above. For the fiscal years ended 2005, 2006 and 2007, there were no waived or reimbursed expenses.

During the fiscal year ended May 31, 2006, the Advisor reimbursed the Fund $10,752 for certain trading errors.

Administrator

The Fund pays a monthly administration fee to The Nottingham Company (the “Administrator”) based upon the average daily net assets of the respective share class and calculated at the annual rates as shown in the schedule provided on the following page. The Administrator also receives a fee to procure and pay the custodian for the Fund, additional compensation for fund accounting and recordkeeping service and additional compensation for certain costs involved with the daily valuation of securities and as reimbursement for out-of-pocket expenses (which are immaterial in amount). A breakdown of these fees is provided on the following page.

Certain Trustees and officers of the Trust are also officers of the Advisor or the Administrator.

Compliance Services

The Nottingham Compliance Services, LLC, a wholly owned affiliate of The Nottingham Company, provides services which assists the Trust’s Chief Compliance Officer in monitoring and testing the policies and procedures of the Trust as required by Rule 38a-1 of the Securities and Exchange Commission. It receives compensation for this service at an annual rate of $7,750.

Transfer Agent

North Carolina Shareholder Services, LLC (“Transfer Agent”) serves as transfer, dividend paying, and shareholder servicing agent for the Fund. It receives compensation for its services based upon a fee of $15 per shareholder per year, subject to a minimum fee of $1,500 per month, plus $500 per month for each additional class of shares.

Distributor

Capital Investment Group, Inc. (the “Distributor”) serves as the Fund’s principal underwriter and distributor. The Distributor receives any sales charges imposed on purchases of shares and re-allocates a portion of suchcharges to dealers through whom the sale was made, if any. For the fiscal year ended May 31, 2007, the Distributor retained sales charges in the amount of $4,170.

(Continued)

WISDOM FUND

Notes to Financial Statements

Administration Fees (a)		Custody Fees (b)		Fund Accounting Fees (monthly)	Fund Accounting Asset Based Fees
Average Net Assets	Annual Rate	Average Net Assets	Annual Rate		Average Net Assets	Annual Rate	Blue Sky Administration Fees (annual)
First $50 Million Next $50 Million Over $100 Million	0.125% 0.100% 0.075%	First $100 Million Over $100 Million	0.020% 0.009%	$4,500	All Assets	0.01%	$150 per state per class
(a)	Subject to a minimum fee of $2,000 per month.
(b)	Subject to a minimum fee of $400 per month.

3.	Distribution and Service Fees

The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act, adopted distribution and service plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act applicable to the Investor Class Shares, Class B Shares and Class C Shares. The 1940 Act regulates the manner in which a regulated investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts. The Plan provides that the Fund may incur certain costs, which may not exceed 0.25% per annum of the average daily net assets of the Investor Class Shares or 1.00% per annum of the average daily net assets of the Class B or Class C Shares for each year elapsed subsequent to adoption of the Plans, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of Investor Class Shares, Class B Shares and Class C Shares in the Fund or support servicing of those classes’ shareholder accounts. The Fund incurred $19,469, $122,877, and $71,584, in distribution and service fees under the Plans with respect to Investor Class Shares, Class B Shares, and Class C Shares, respectively, for the fiscal year ended May 31, 2007.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended May 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) are shown in the table below:

Purchases of Securities	Proceeds from Sales of Securities
$3,389,764	$14,052,936

There were no purchases or sales of long-term U.S. Government Obligations during the fiscal year ended May 31, 2007.

5.	Federal Income Tax

The information in the tables below represent: (1) tax components of capital, (2) unrealized appreciation or depreciation of investments for federal income tax purposes, and (3) characterization of distributions for federal income tax purposes for the fiscal years ended May 31, 2007 and 2006.

Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Net Tax Appreciation
$ -	$1,713,792	$ -	$8,858,858

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of May 31, 2007 are noted below.

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation
$22,410,103	$8,995,589	$(136,731)

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses and capital loss carry-forwards. Certain permanent differences such as tax returns of capital and net investment losses, if any, would be re-classified against capital.

(Continued)

WISDOM FUND

Notes to Financial Statements

For the fiscal year ended	Distributions from
	Ordinary Income	Long-Term Capital Gains
May 31, 2007	$ -	$2,457,265
May 31, 2006	$167,292	$2,247,227

As a result of the Fund’s income from foreign currency transactions a reclassification adjustment has been made to increase undistributed net investment income by $137,443 and undistributed realized gain by $18,619 and decrease paid-in-capital by $156,062. This reclassification had no effect on the Fund’s net asset value.

6.	Capital Share Transactions

For the fiscal year ended May 31,	Institutional Class		Investor Class
	2007	2006	2007	2006
Transactions in Capital Shares
Shares sold	21,404	6,705	50,334	59,691
Reinvested distributions	25,964	20,094	36,910	56,833
Shares repurchased	(46,349)	(69,363)	(473,407)	(706,661)
Net Increase (Decrease) in Capital Shares	1,019	(42,564)	(386,163)	(590,137)
Shares Outstanding, Beginning of Year	344,178	386,742	876,776	1,466,913
Shares Outstanding, End of Year	345,197	344,178	490,613	876,776

For the fiscal year ended May 31,	Class B		Class C
	2007	2006	2007	2006
Transactions in Capital Shares
Shares sold	17,745	33,286	40,663	58,972
Reinvested distributions	77,032	65,959	43,454	42,878
Shares repurchased	(236,068)	(195,290)	(181,203)	(206,959)
Net Decrease in Capital Shares	(141,291)	(96,045)	(97,086)	(105,109)
Shares Outstanding, Beginning of Year	1,056,335	1,152,380	652,553	757,662
Shares Outstanding, End of Year	915,044	1,056,335	555,467	652,553

7.	Change in Independent Registered Public
Accounting Firm

On July 19, 2005, the Board of Trustees engaged Briggs, Bunting & Dougherty, LLP (“BBD”) as its new independent registered public accounting firm. At no time preceding the engagement of BBD did the Fund consult the firm regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements, or (ii) any matter that was either subject of a disagreement or a reportable event, as such terms are defined in Item 304 of Regulation S-K.

Prior to this date, Deloitte & Touche LLP (“Deloitte”) served as the independent registered public accounting firm for the Trust and issued reports on the Fund’s financial statements as of May 31, 2005 and 2004. Such reports did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

At no time preceding the removal of Deloitte & Touche LLP were there any disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference to the subject

(Continued)

WISDOM FUND

Notes to Financial Statements

matter of the disagreements in connection with its report. At no time preceding the removal of Deloitte & Touche LLP did any of the events enumerated in paragraphs (1)(v)(A) through (D) of Item 304(a) of Regulation S-K occur.

8.	Accounting for Uncertainty in Income Taxes

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value measurements and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for the fiscal period.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how certain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in a Fund’s calculation of net asset value per share as late as the Fund’s last such calculation in the first required financial statement period. As a result, the Fund will incorporate FIN 48 in their Semi-Annual Report on November 30, 2007. At this time, management is evaluating the implications of FIN 48 and does not expect its adoption to impact the amounts reported in the financial statements.

9.	Commitments and Contingencies

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The Fund expects that risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of

New Providence Investment Trust

and the Shareholders of the Wisdom Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Wisdom Fund, a series of shares of beneficial interest of the New Providence Investment Trust, as of May 31, 2007, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years ended May 31, 2005 were audited by other auditors whose report dated July 8, 2005 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wisdom Fund as of May 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ BRIGGS, BUNTING & DOUGHERTY, LLP BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

July 3, 2007

WISDOM FUND

Notes to Financial Statements

1.	Proxy Voting Policies and Voting Record

A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Fund’s Statement of Additional Information and is available, without charge, upon request, by calling 1-800-773-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC’s website at http://www.sec.gov.

2.	Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. You may review and make copies at the SEC’s Public Reference Room in Washington, D.C. You may also obtain copies after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, or is available, without charge, upon request, by calling the fund at 1-800-773-3863. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090.

3.	Tax Information

We are required to advise you within 60 days of the Fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year. The following information is provided for the Fund’s fiscal year ended May 31, 2007.

During the fiscal year, the Fund paid a long-term capital gain distribution of $2,457,265.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. For the purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. For the purposes of computing this exclusion, all of the dividends paid by the Fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plans may need this information for their annual information meeting.

4.	Information About Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Trustee. Information concerning the Trustee and officers of the Trust and Fund is set forth on the following page. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustee and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863. The address of each Trustee and officer, unless otherwise indicated on the following page, is 116 South Franklin Street, Rocky Mount, North Carolina 27804. The Trustee received aggregate compensation of $3,250 during the fiscal year ended May 31, 2007 from the Fund for his services to the Fund and Trust. The officers did not receive compensation from the Fund for their services to the Fund and Trust.

                                                                                                                               (Continued)

WISDOM FUND

Additional Information (Unaudited)

Name, Address, And Age	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustee
Jack E. Brinson, 75	Trustee	Since 1997	Retired; previously, President of Brinson Investment Co. (personal investments) and President of Brinson Chevrolet, Inc. (auto dealership)	1

Independent Trustee of the Gardner Lewis Investment Trust for the three series of that trust; The Nottingham Investment Trust II for the six series of that trust; Hillman Capital Management Investment Trust for the two series of that trust; and Tilson Investment Trust for the two series of that trust (all registered investment companies)

Officers
C. Douglas Davenport, 56 Atlanta Investment Counsel, LLC 4161 Harris Trail, NW Atlanta, GA 30327	President, Treasurer, Principal Executive Officer, Principal Financial Officer, and Chief Compliance Officer	Chief Compliance Officer since 2004, all other positions since 2003	President, Atlanta Investment Counsel, LLC (investment adviser to the Fund) since 1998	n/a	n/a
Adam W. Barnard, 30	Assistant Secretary and Assistant Treasurer	Since 2007

The Nottingham Company (administrator of the Fund), Manager - Compliance/Internal Audit since February 2007, Senior Accountant 2005 to 2007, Fund Accountant 2004 to 2005; previously, BISYS Fund Services (fund administrator), Fund Accountant

				n/a	n/a
A. Vason Hamrick, 30	Secretary	Since 2007	The Nottingham Company, Corporate Counsel since 2004	n/a	n/a

Wisdom Fund

is a series of

The New Providence Investment Trust

For Shareholder Service Inquiries:	For Investment Advisor Inquiries:

Documented:	Documented:

NC Shareholder Services	Atlanta Investment Counsel, LLC
116 South Franklin Street	4161 Harris Trail, NW
Post Office Drawer 4365	Atlanta, Georgia 30327
Rocky Mount, North Carolina 27803-0365

Toll-Free Telephone:	Toll-Free Telephone:

1-800-773-3863	1-877-352-0020

World Wide Web @:	World Wide Web @:

nottinghamco.com	wisdomfund.com

Item 2. CODE OF ETHICS.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments during the period covered by this report.
(d)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.
(f)(1)	A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant does not have an audit committee financial expert serving on its audit committee.
(a)(2)	Not applicable.
(a)(3)

At this time, the registrant believes that the collective experience provided by the members of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4.	Principal Accountant Fees and Services.
(a)

Audit Fees – Audit fees billed for the registrant for the fiscal years ended May 31, 2006 and May 31, 2007 are reflected in the table below. These amounts represent aggregate fees billed by the registrant’s independent accountant, Briggs, Bunting & Dougherty LLP (“Accountant”), in connection with the annual audit of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings.

Fund	2006	2007
Wisdom Fund	$ 13,500	$13,500

(b)

Audit-Related Fees – There were no additional fees billed in the fiscal years ended May 31, 2006 or May 31, 2007 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)

Tax Fees – The tax fees billed in the fiscal years ended for May 31, 2006 and May 31, 2007 for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are described in the table below. These services were for the completion of the fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2006	2007
Wisdom Fund	$ 1,500	$2,000

(d)	All Other Fees –There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal years ended May 31, 2006 and May 31, 2007.

(e)(1)

The registrant’s board of trustees pre-approved the engagement of the Accountant for the last two fiscal years at audit committee meetings of the Board of Trustees called for such purpose and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

Aggregate non-audit fees billed by the Accountant, to the registrant for services rendered during the fiscal years ended May 31, 2006 and May 31, 2007 were $1,500 and $2,000, respectively. There were no non-audit fees billed by Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS.

None.

Item 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on their evaluation of these disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New Providence Investment Trust

By: (Signature and Title)	/s/ C. Douglas Davenport
C. Douglas Davenport

President, Treasurer, Principal Executive

Officer and Principal Financial Officer

Date: July 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ C. Douglas Davenport
C. Douglas Davenport

President, Treasurer, Principal Executive

Officer and Principal Financial Officer

New Providence Investment Trust

Date: July 27, 2007